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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Docucorp International, Inc. (the "Company") on Form 10-K for the year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
D. Andereck, President, Chief Executive Officer and Interim Senior Vice President Finance and Administration of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)     The Report fully complies with the requirements of Section 13
                (a) or 15 (d) of the Securities and Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael D. Andereck
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Michael D. Andereck
President, Chief Executive Officer and
Interim Senior Vice President, Finance
and Administration
October 11, 2005